[VALENCE TECHNOLOGY, INC. LETTERHEAD]




October 21, 2004


Mr. Carl E. Berg
Berg & Berg Enterprises, LLC
10050 Bandley Dr.
Cupertino, CA  95014

Re: Amendment to the Loan Agreements

Dear Mr. Berg:

     Valence Technology, Inc. (the "Borrower") and Berg & Berg Enterprises, LLC, are currently parties to two loan agreements: (a) the Loan Agreement dated July 17, 1990, as amended (the "Original Amended Loan Agreement) and (b) the Loan Agreement dated October 5, 2001 (the "New Loan Agreement") (collectively the "Loan Agreements" or "Loans"). This letter is to formally document our agreement to amend the Loan Agreements to extend the maturity dates of the Loan Agreements from September 30, 2005 to September 30, 2006.

     This letter shall serve as Amendment No. 10 to the Original Amended Loan Agreement and as Amendment No. 2 to the New Loan Agreement.

     Kindly indicate your acceptance of the amendments described above by signing and returning the enclosed copy of this letter.

                                                   Sincerely,

                                                   VALENCE TECHNOLOGY, INC.



                                                   /s/ Kevin W. Mischnick
                                                   -----------------------------
                                                   Kevin W. Mischnick
                                                   VP of Finance


ACCEPTED AND AGREED:

BERG & BERG ENTERPRISES, LLC

/s/ Carl E. Berg
--------------------------------
Carl E. Berg, Managing Member